Dreyfus Global
Growth Fund

SEMIANNUAL REPORT
June 30, 1999

(reg.tm)

The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

   * Not FDIC-Insured
   * Not Bank-Guaranteed
   * May Lose Value

Year 2000 Issues (Unaudited)

The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            13   Statement of Assets and Liabilities

                            14   Statement of Operations

                            15   Statement of Changes in Net Assets

                            16   Financial Highlights

                            17   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund
                                                                 Dreyfus Global
                                                                    Growth Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Global Growth Fund, covering the six-month period from January 1, 1999 through June 30, 1999. Inside, you' ll find valuable information about how the portfolio was managed during the reporting period, including a discussion with the fund's portfolio manager, Doug Loeffler, CFA.

Many international economies showed marked improvement after many of the world's central banks lowered key short-term interest rates last fall to stimulate economic growth. Less restrictive monetary policies especially helped prevent further economic deterioration in Japan, Asia, Latin America and Eastern Europe, where the worst of the global currency and credit crisis appears to be behind us. In contrast, some Western European economies slowed moderately after the formation of the European Monetary Union (EMU) and the debut of a new currency, the euro.

These economic conditions produced mixed results for international stocks. Stock markets in Japan and Asia began to recover over the past six months, showing their first signs of real strength in over a year. Latin America provided good results after concerns about Brazil' s currency devaluation abated. European markets, on the other hand, provided mixed performance.

We appreciate your confidence over the past six months, and we look forward to your continued participation in Dreyfus Global Growth Fund.

Sincerely,


Stephen E. Canter
President and Chief Investment Officer
The Dreyfus Corporation
July 15, 1999

DISCUSSION OF FUND PERFORMANCE

Doug Loeffler, CFA, Portfolio Manager

How did Dreyfus Global Growth Fund perform  relative to its benchmark?

For the six-month period ended June 30, 1999, Dreyfus Global Growth Fund produced a total return of 2.64%.(1) In comparison, the fund's benchmark, the Morgan Stanley Capital International ("MSCI((reg.tm)")) World Index, returned 8.51% for the same period.(2)

We attribute the portfolio' s underperformance to our country allocation strategy, which emphasized companies located within continental Europe. While the management team has continued to believe that these investments offer attractive growth potential, European markets lagged the averages primarily because of an economic slowdown and a weakening currency.

What is the fund's investment approach?

Dreyfus Global Growth Fund seeks capital growth by investing primarily in the stocks of foreign and U.S. companies whose fundamental strengths indicate the potential for earnings growth. Investments in foreign companies involve greater risks than investments in U.S. companies. Please read the fund's Prospectus for a discussion of these risks.

The fund currently employs a "bottom-up" approach to stock selection, in which stocks are chosen according to their individual merits. Stock selection is made on a company-by-company basis, with particular emphasis given to the companies that the management team believes are the best managed and best positioned within their respective industries. This is in contrast to the fund's former use of a "top-down" approach to stock selection, which relied on identifying industries and companies likely to benefit from prevailing economic and market trends.

The fund generally invests at least 25% of its assets in U.S. companies, with the remainder apportioned among markets in Europe, Japan, the Pacific Rim and
other    areas.   Our   stock   selection   process   focuses   pri   The   Fun
marily on proven growth companies with strong name brands, growing market shares, high barriers to new competition and untapped market opportunities. The fund' s equity investments may include common stocks, preferred stocks and
convertible    securities.

What other factors influenced the fund's performance?

The primary factor influencing the fund' s performance during the six-month reporting period was the fund' s shift from a "top-down" strategy to a "bottom-up" investment approach. Based on this approach, the portfolio increased its exposure to the Japanese and U.K. markets and decreased its exposure to the U.S. market. While we have continued to add to the Japanese and U.K. markets, the fund's exposure to both countries was still less than that of the MSCI World Index as of the end of the reporting period, which ended up hurting the fund's relative performance.

Almost all of the fund' s Japanese stocks fared well, primarily because the entire market was driven higher by a surge in foreign-led buying. In fact, as a whole, the Japanese companies held in the fund performed better than those Japanese companies held in the Index. Some of the fund's best performing stocks included Kao, a consumer products company with a strong U.S. sales base, Ryohin Keikaku, a retailer that has been growing its sales substantially despite Japan' s deep recession, and Konami, an electronics concern whose contract to deliver the newest generation of Sony "playstations" has proven successful. Within the U.K., our holdings in Vodafone, a major cellular company, experienced significant gains when it purchased AirTouch Communications in the U.S. The newly created company, Vodaphone AirTouch, is now regarded as the world's largest wireless communications company.

On the other hand, our heavy exposure to the European markets dampened the fund' s overall performance. At the same time that many European companies did not perform as well as we had expected, the fund's performance in U.S. dollar terms was also adversely affected by weakness in Europe's new currency, the euro.

What is the fund's current strategy?

The fund recently began to increase its participation in U.S. blue-chip companies, primarily household-name growth stocks, along with well-run and fiscally sound technology companies. Examples of these companies include strong players in the cable TV and Internet areas. Overseas, the fund is currently invested to capture what we believe are significant growth opportunities outside of the U.S. as well -- most notably within technology and telecommunications companies.

July 15, 1999

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER ANALYTICAL SERVICES, INC. -- THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND FAR EAST. THE INDEX IS THE PROPERTY OF MORGAN STANLEY & CO., INCORPORATED AND INCLUDES NET DIVIDENDS REINVESTED.

                                                             The Fund

STATEMENT OF INVESTMENTS

June 30, 1999 (Unaudited)


COMMON STOCKS--92.1%                                                                    Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------
BELGIUM--.3%

Lernout & Hauspie Speech Products, ADS                                                   5,900  (a)                      209,081

BERMUDA--1.2%

Tyco International                                                                       8,749                           828,968

BRAZIL--1.2%

Petroleo Brasileiro                                                                      5,100                           557,949

Tele Sudeste Celular, ADS                                                                8,880                           257,520

                                                                                                                         815,469

CANADA--2.9%

AT&T Canada                                                                              9,200  (a)                      589,375

Le Groupe Videotron                                                                     11,500                           182,876

Newbridge Networks                                                                      10,600  (a)                      304,750

Telesystem International Wireless                                                       22,500  (a)                      410,780

Toronto-Dominion Bank                                                                   11,900                           542,127

                                                                                                                       2,029,908

FINLAND--3.5%

Merita                                                                                 103,000                           587,110

Nokia, ADS                                                                              11,095                         1,015,886

Tieto, Cl. B                                                                            13,700                           572,575

UPM-Kymmene                                                                              8,075                           232,230

                                                                                                                       2,407,801

FRANCE--4.7%

Accor                                                                                    2,350                           591,966

Altran Technologies                                                                      3,400                           900,429

Canal Plus                                                                               1,900                           534,826

Elf Aquitaine                                                                            4,150                           610,919

Vivendi                                                                                  7,854                           638,216

                                                                                                                       3,276,356

GERMANY--3.3%

Continental                                                                             20,500                           487,767

DePfa Deutsche Pfandbriefbank                                                            4,700                           427,869

Mannesmann                                                                               5,775                           864,472

Preussag                                                                                 9,710                           523,344

                                                                                                                       2,303,452

HONG KONG--.4%

China Telecom (Hong Kong), ADS                                                           5,500  (a)                      313,500





COMMON STOCKS (CONTINUED)                                                               Shares                         Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

IRELAND--2.0%

Allied Irish Banks                                                                      28,000                           369,686

Elan, ADS                                                                               16,200  (a)                      449,550

Esat Telecom, ADS                                                                       13,400  (a)                      587,925

                                                                                                                       1,407,161

ITALY--3.6%

Alleanza Assicurazoni                                                                   54,000                           622,314

Mondadori (Arnoldo) Editore                                                             29,000                           497,348

Seat Pagine Gialle                                                                     216,000                           294,957

Telecom Italia                                                                          58,000                           603,310

Telecom Italia Mobile-RNC                                                              125,000                           465,395

                                                                                                                       2,483,324

JAPAN--10.7%

Japan Telecom                                                                               34                           483,106

Kao                                                                                     34,000                           954,977

Kita Kyushu Coca-Cola Bottling                                                          10,800                           613,829

Konami                                                                                  17,900                           739,364

NTT Mobile Communication Network                                                            15                           203,222

NTT Mobile Communication Network-Bonus Shares                                               60                           802,974

Ryohin Keikaku                                                                           2,800                           704,337

Shiseido                                                                                52,000                           779,248

Softbank                                                                                 3,800                           769,418

TDK                                                                                      6,000                           548,699

Takefuji                                                                                 8,500                           878,439

                                                                                                                       7,477,613

LUXEMBOURG--.3%

Societe Europeenne des Satellites                                                        1,500                           218,021

MEXICO--.8%

Telefonos de Mexico, ADR                                                                 7,050                           569,728

NETHERLANDS--3.8%

ASM Lithography                                                                         10,200  (a)                      605,625

Benckiser, Cl. B                                                                         8,600                           460,404

ING Groep                                                                                4,500                           244,401

STMicroelectronics                                                                       9,650                           644,897

United Pan-Europe Communications                                                         3,500  (a)                      190,451

VNU                                                                                     12,000                           481,043

                                                                                                                       2,626,821

                                                                                                     The Fund




STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                               Shares                          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

PORTUGAL--.9%

Brisa-Auto Estradas de Portugal                                                         14,500                           600,010

SINGAPORE--.9%

Development Bank of Singapore                                                           49,000                           599,353

SOUTH KOREA--.7%

Korea Telecom, ADR                                                                      13,075                           523,000

SPAIN--2.1%

Banco Santander Central Hispano                                                         52,800                           551,678

Telefonica                                                                              11,510  (a)                      556,180

Telefonica Publicidad e Informacion                                                     16,500  (a)                      330,290

                                                                                                                       1,438,148

SWEDEN--2.9%

Electrolux, Cl. B                                                                       23,500                           494,398

Skandia Forsakrings                                                                     29,000                           544,984

Skandinaviska Enskilda Banken                                                           46,500                           544,097

Telefonaktiebolaget LM Ericsson, ADS                                                    14,200                           467,713

                                                                                                                       2,051,192

SWITZERLAND--.6%

Swisscom                                                                                 1,175                           444,184

TAIWAN--.6%

Taiwan Semiconductor Manufacturing, ADS                                                 12,300  (a)                      418,200

UNITED KINGDOM--8.8%

BP Amoco, ADS                                                                            4,000                           434,000

Compass                                                                                 45,000                           446,568

Diageo                                                                                  55,128                           576,212

Dixons                                                                                  23,000                           430,002

Energis                                                                                 16,200  (a)                      386,704

Glaxo Wellcome, ADR                                                                      3,500                           198,188

Hilton                                                                                 173,000                           686,449

Pearson                                                                                 38,000                           772,789

Securicor                                                                               68,000                           597,033

TeleWest Communications                                                                 68,000  (a)                      305,222

Vodafone AirTouch                                                                       39,000                           769,129




UNITED KINGDOM (CONTINUED)

Vodafone AirTouch                                                                          950                           187,150

WPP                                                                                     44,000                           372,432

                                                                                                                       6,161,878

UNITED STATES--35.9%

Abercrombie & Fitch, Cl. A                                                               2,818  (a)                      135,264

American Express                                                                         3,429                           446,199

American Home Products                                                                   2,275                           130,813

American International                                                                   3,586                           419,786

Amgen                                                                                    2,026  (a)                      123,333

Associates First Capital, Cl. A                                                          5,691                           252,182

At Home, Cl. A                                                                           1,404  (a)                       75,728

Automatic Data Processing                                                                2,308                           101,552

Avon Products                                                                            1,489                            82,640

Baker Hughes                                                                             6,243                           209,140

Bed Bath & Beyond                                                                        1,950  (a)                       75,075

Berkshire Hathaway, Cl. B                                                                  245  (a)                      548,800

Best Buy                                                                                 2,129  (a)                      143,708

Bristol-Myers Squibb                                                                     7,458                           524,772

Broadcom, Cl. A                                                                          1,200  (a)                      173,475

Carnival                                                                                 2,411                           116,933

Chancellor Media                                                                         2,246  (a)                      123,811

Cintas                                                                                   2,413                           162,123

Cisco Systems                                                                           18,216  (a)                    1,174,932

Citigroup                                                                                4,050                           192,627

Clear Channel Communications                                                             1,725  (a)                      118,917

Clorox                                                                                     494                            52,765

Coca-Cola                                                                                9,765                           607,797

Colgate-Palmolive                                                                        1,747                           172,516

Comcast, Cl. A                                                                          12,212                           469,399

Computer Sciences                                                                        2,712  (a)                      187,637

Costco Cos.                                                                              3,475  (a)                      278,217

Danaher                                                                                  3,126                           181,699

DeVry                                                                                    6,179  (a)                      138,255

Dial                                                                                     4,734                           176,046

Disney (Walt)                                                                            3,785                           116,625

EMC                                                                                      6,147  (a)                      338,085

EchoStar Communications, Cl. A                                                             267  (a)                       40,968


                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)


COMMON STOCKS (CONTINUED)                                                               Shares                          Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)

Fannie Mae                                                                               8,906                           608,948

Fifth Third Bancorp                                                                      1,801                           119,879

Fiserv                                                                                   3,275  (a)                      102,548

Firstar                                                                                    870                            24,360

Franklin Resources                                                                       3,224                           130,975

Gannett                                                                                  3,864                           275,793

Gap                                                                                      5,143                           259,104

General Electric                                                                         9,210                         1,040,730

Gillette                                                                                 4,773                           195,693

Global TeleSystems                                                                       4,150  (a)                      336,150

Harley-Davidson                                                                          1,390                            75,581

Hasbro                                                                                   3,975                           111,052

Home Depot                                                                               6,839                           440,688

IMS Health                                                                               9,876                           308,625

Illinois Tool Works                                                                        830                            68,060

Intel                                                                                   11,053                           657,653

International Business Machines                                                          3,921                           506,789

Interpublic Group Cos.                                                                   2,200                           190,575

Intimate Brands, Cl. A                                                                   1,312                            62,180

Intuit                                                                                     992  (a)                       89,404

Jabil Circuit                                                                              883  (a)                       39,845

Johnson & Johnson                                                                        2,759                           270,382

Kansas City Southern Industries                                                          2,958                           188,757

Kohl's                                                                                   2,173  (a)                      167,728

Lilly (Eli)                                                                              3,252                           232,924

Lucent Technologies                                                                     11,520                           776,880

MCI WorldCom                                                                             5,990  (a)                      516,638

Marsh & McLennan                                                                         4,681                           353,416

Mattel                                                                                   4,326                           114,369

McDonald's                                                                               3,030                           125,177

McGraw-Hill Cos.                                                                           954                            51,456

MediaOne                                                                                 2,452  (a)                      182,368

Medtronic                                                                                2,570                           200,139

Merck & Co.                                                                              7,412                           548,488

Microsoft                                                                               12,685  (a)                    1,144,028






COMMON STOCKS (CONTINUED)                                                               Shares                          Value ($)
------------------------------------------------------------------------------------------------------------------------------------

UNITED STATES (CONTINUED)

Motorola                                                                                 1,457                           138,051

Northern Trust                                                                           1,368                           132,696

PE Corp-PE Biosystems                                                                    1,211                           138,962

PepsiCo                                                                                  3,412                           131,807

Pfizer                                                                                   4,834                           530,532

Procter & Gamble                                                                         1,431                           127,717

Qwest Communications                                                                     5,596  (a)                      185,018

Robert Half International                                                                4,578  (a)                      119,028

Safeway                                                                                  3,025  (a)                      149,738

Schering-Plough                                                                         10,649                           564,397

Schlumberger                                                                             3,341                           212,780

Schwab(Charles)                                                                          1,346                           147,892

Solectron                                                                                1,094  (a)                       72,956

Staples                                                                                  2,107  (a)                       65,185

State Street                                                                             1,635                           139,588

Sun Microsytems                                                                            482  (a)                       33,198

TCA Cable TV                                                                             1,345                            74,648

Tellabs                                                                                  7,188  (a)                      485,639

Texas Instruments                                                                        1,947                           282,315

Time Warner                                                                              9,825                           722,138

Tootsie Roll Industries                                                                  1,407                            54,345

U.S. Bancorp                                                                             1,699                            57,766

Uniphase                                                                                   428  (a)                       71,048

Vitesse Semiconductor                                                                    1,134  (a)                       76,390

Walgreen                                                                                 5,941                           174,517

Wal-Mart Stores                                                                         10,699                           516,227

Warner-Lambert                                                                           6,338                           439,699

Washington Post, Cl. B                                                                     200                           107,550

Wells Fargo                                                                              7,256                           310,194

Wrigley, (Wm) Jr.                                                                          717                            64,530

Yahoo                                                                                      357  (a)                       61,493

                                                                                                                      24,997,245

TOTAL COMMON STOCKS

   (cost $57,542,369)                                                                                                 64,200,413

                                                                                                     The Fund



STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                     Principal
SHORT-TERM INVESTMENTS--5.8%                                                         Amount ($)                         Value ($)
------------------------------------------------------------------------------------------------------------------------------------

COMMERCIAL PAPER:

American Express, 5.35%, 7/1/99                                                      3,000,000                         3,000,000

Prudential Funding, 5.10%, 7/1/99                                                    1,000,000                         1,000,000

TOTAL SHORT-TERM INVESTMENTS

   (cost $4,000,000)                                                                                                   4,000,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $61,542,369)                                                     97.9%                        68,200,413

CASH AND  RECEIVABLES (NET)                                                               2.1%                         1,474,366

NET ASSETS                                                                              100.0%                        69,674,779

(A)  NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.




STATEMENT OF ASSETS AND LIABILITIES

June 30, 1999 (Unaudited)

                                                               Cost       Value
------------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of Investments  61,542,369  68,200,413

Cash                                                                    766,128
Receivable for investment securities sold                             1,602,234
Receivable for shares of Beneficial Interest subscribed                 500,000
Dividends receivable                                                    247,460
Prepaid expenses                                                         10,580

                                                                     71,326,815
------------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            44,448
Due to Distributor                                                       13,542
Payable for investment securities purchased                           1,335,913
Payable for shares of Beneficial Interest redeemed                      194,993
Accrued expenses                                                         63,140

                                                                      1,652,036
------------------------------------------------------------------------------------

NET ASSETS ($)                                                       69,674,779
------------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                      60,285,907

Accumulated undistributed investment income--net                        218,072

Accumulated net realized gain (loss) on investments
   and foreign currency transactions                                  2,545,713

Accumulated net unrealized appreciation (depreciation)
   on investments and foreign currency transactions                   6,625,087
------------------------------------------------------------------------------------

NET ASSETS ($)                                                       69,674,779
------------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of
Beneficial Interest authorized)                                       1,952,026


NET ASSET VALUE, offering and redemption price per share ($)              35.69

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended June 30, 1999 (Unaudited)


------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $81,644 foreign taxes withheld at source)       669,002

Interest                                                                28,183

TOTAL INCOME                                                           697,185

EXPENSES:

Management fee--Note 3(a)                                              262,937

Shareholder servicing costs--Note 3(b)                                 125,052

Custodian fees                                                          40,883

Professional fees                                                       33,568

Registration fees                                                       16,459

Trustees' fees and expenses--Note 3(c)                                  14,280

Prospectus and shareholders' reports                                       535

Miscellaneous                                                            1,464

TOTAL EXPENSES                                                         495,178

INVESTMENT INCOME--NET                                                 202,007
-------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency transactions
                                                                     3,327,952

Net realized gain (loss) on forward currency exchange contracts         58,950

NET REALIZED GAIN (LOSS)                                             3,386,902

Net unrealized appreciation (depreciation) on investments
   and foreign currency transactions                                (1,638,633)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,748,269

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 1,950,276

SEE NOTES TO FINANCIAL STATEMENTS.

STATEMENT OF CHANGES IN NET ASSETS

                                            Six Months Ended
                                               June 30, 1999          Year Ended
                                                  (Unaudited)  December 31, 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                                202,007           368,796

Net realized gain (loss) on investments             3,386,902         2,189,642

Net unrealized appreciation (depreciation)
   on investments                                  (1,638,633)         (301,311)

NET INCREASE (DECREASE) IN NET ASSETS

   RESULTING FROM OPERATIONS                        1,950,276         2,257,127
-------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                                     --          (360,909)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                      74,899,400       120,336,230

Dividends reinvested                                      --            336,853

Cost of shares redeemed                           (85,859,310)     (135,359,697)

INCREASE (DECREASE) IN NET ASSETS FROM

   BENEFICIAL INTEREST TRANSACTIONS               (10,959,910)      (14,686,614)

TOTAL INCREASE (DECREASE) IN NET ASSETS            (9,009,634)      (12,790,396)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                                78,684,413        91,474,809

END OF PERIOD                                      69,674,779        78,684,413

Undistributed investment income--net                  218,072            16,065
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                         2,170,462         3,394,639

Shares issued for dividends reinvested                     --             9,969

Shares redeemed                                   (2,481,793)        (3,790,910)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING       (311,331)          (386,302)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended
                                             June 30, 1999                              Year Ended December 31,
                                                                  ----------------------------------------------------------------
                                                (Unaudited)        1998          1997          1996           1995          1994
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
PER SHARE DATA ($):

Net asset value,

   beginning of period                               34.76         34.52         34.62          36.97         32.99         35.66

Investment Operations:

Investment income (loss)--net                          .10(a)        .16          (.01)           .19          1.01           .33

Net realized and unrealized
   gain (loss) on investments                          .83           .24          4.19           4.19          2.97         (3.00)

Total from Investment Operations                       .93           .40          4.18           4.38          3.98         (2.67)

Distributions:

Dividends from investment

   income--net                                          --          (.16)         (.11)          (.18)          --             --

Dividends in excess of
   investment income--net                               --            --            --           (.06)          --             --

Dividends from net realized gain
   on investments                                       --            --         (2.87)         (6.22)          --             --

Dividends in excess of net
   realized gain on investments                         --            --         (1.30)          (.27)          --             --

Total Distributions                                     --          (.16)        (4.28)         (6.73)          --             --

Net asset value, end of period                       35.69         34.76         34.52          34.62         36.97         32.99
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TOTAL RETURN (%)                                      2.64(c)       1.16         12.27          11.95         12.06(b)     (7.49)(b)
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RATIOS/SUPPLEMENTAL DATA (%):

Ratio of operating expenses to
   average net assets                                  .70(c)       1.32          1.34           1.39          1.46          1.40

Ratio of interest expense and
   dividends on securities sold short
   to average net assets                                --           .04           .01            --            .01            --

Ratio of net investment income

   (loss) to average net assets                        .29(c)        .41          (.04)           .51           .86            .57

Portfolio Turnover Rate                             142.63(c)     206.70        145.59         163.12        225.45         147.28
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period
   ($ x 1,000)                                      69,675        78,684        91,475         96,176       104,561        134,067

(A)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.
(B)  EXCLUSIVE OF SALES CHARGE.
(C)  NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus  Global  Growth  Fund  (the  "fund" ) is registered under the Investment
Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund' s investment objective is capital growth. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Trustees. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward currency exchange contracts are valued at the forward rate.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

                                                             The Fund

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net
earnings   credits   based   on   available  cash  balances  left  on  deposit.

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $99,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 1998. If not applied, the carryover expires in fiscal 2006.

NOTE 2--Bank Line of Credit:

In accordance with an agreement with a bank, the fund may borrow up to $10 million under a short-term unsecured line of credit. Interest on borrowings is charged at rates which are related to the Federal Funds rate in effect from time to time. During the period ended June 30, 1999, the fund did not borrow under the line of credit.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor for the provision of certain services at an annual rate of .25 of 1% of the value of the fund' s average daily net assets. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 1999, the fund was charged $87,646 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended June 30, 1999, the fund was charged $25,559 pursuant to the transfer agency agreement.

                                                             The Fund

(c) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $2,500 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation and the Trustee Emeritus receives 50% of such compensation.

NOTE 4--Securities Transactions:

(a) The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward currency exchange contracts, during the period ended June 30, 1999 amounted to $98,795,356 and $112,389,636, respectively.

The fund enters into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings. When executing forward currency exchange contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward currency exchange contracts, the fund would incur a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward currency exchange contracts, the fund would incur a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. The fund is also exposed to credit risk associated with counter party nonperformance on these forward currency exchange contracts which is typically limited to the unrealized gain on each open contract. At June 30, 1999, there were no open forward currency exchange contracts.

(b) At June 30, 1999, accumulated net unrealized appreciation on investments was
$6,658,044,   consisting   of   $8,565,888  gross  unrealized  appreciation  and
$1,907,844 gross unrealized depreciation.

At June 30, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                           For More Information

                        Dreyfus Global
                        Growth Fund
                        200 Park Avenue
                        New York, NY 10166

                        Manager
                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Distributor
Premier Mutual Fund Services, Inc.
60 State Street
Boston, MA 02109

To obtain information:
BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL Send your request to
info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from: http://www.dreyfus.com




(c) 1999 Dreyfus Service Corporation                                  033SA996



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